UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2015, our board of directors (the “Board”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”). Except for those changes described in this Item 5.03, the changes included in the Amended and Restated Bylaws consist largely of non-substantive, administrative, or procedural changes intended to reflect subsequent changes to applicable law since the date such bylaws were last adopted.

The Amended and Restated Bylaws (i) change the votes required for election of directors in uncontested elections from a plurality of votes cast to a majority of votes cast, (ii) revise the advance notice provisions to conform to applicable law, (iii) narrow the individuals eligible for mandatory indemnification and advancement of expenses to include only directors, officers, and director level or above employees (as shown in our records), and (iv) provide that any right to indemnification or advancement of expenses cannot be eliminated by amendment or otherwise after the occurrence of the act or omission for which indemnification or advancement of expenses is sought. In connection with the adoption of the Amended and Restated Bylaws, the Board also adopted a director resignation policy, which requires any incumbent director who does not receive the requisite majority of votes cast in an uncontested election to submit his or her offer of resignation to the Board. The Board, upon recommendation of the Nominations and Corporate Governance Committee, will make a determination as to whether to accept or reject the offered resignation within 90 days after the stockholder vote. A director whose offered resignation is under consideration will abstain from any decision or recommendation regarding the offered resignation, but will otherwise continue to serve as a director until the Board makes its determination regarding the offered resignation.

The foregoing is a summary only and does not purport to be a complete description of all of the terms and provisions of the Amended and Restated Bylaws, and is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed herewith as Exhibit 3.3(b) to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

3.3(b)	Amended and Restated Bylaws of Smith & Wesson Holding Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2015	SMITH & WESSON HOLDING CORPORATION

	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

3.3(b)	Amended and Restated Bylaws of Smith & Wesson Holding Corporation